John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on May 1, 2023, and payable on May 31, 2023. No action is required on your part.

Distribution Period:	May 2023
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable May 31, 2023, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 05/1/2023-05/31/2023		11/1/2022-05/31/2023 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0624	64%	0.3370	49%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0351	36%	0.3451	51%
Total per common share	0.0975	100%	0.6821	100%

Average annual total return (in relation to NAV) for the 5 years ended on April 30, 2023				4.71%
Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2023				9.62%
Cumulative total return (in relation to NAV) for the fiscal year through April 30, 2023				1.03%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of April
30, 2023				5.61%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

1The Fund's current fiscal year began on November 1, 2022 and will end on October 31, 2023.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the May 2023 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on June 1, 2023, and payable on June 30, 2023. No action is required on your part.

Distribution Period:	June 2023
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable June 30, 2023, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 06/1/2023-06/30/2023		11/1/2022-06/30/2023 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0592	61%	0.3921	50%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0383	39%	0.3875	50%
Total per common share	0.0975	100%	0.7796	100%

Average annual total return (in relation to NAV) for the 5 years ended on May 31, 2023				3.05%
Annualized current distribution rate expressed as a percentage of NAV as of May 31, 2023				10.34%
Cumulative total return (in relation to NAV) for the fiscal year through May 31, 2023				-5.13%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of May
31, 2023				6.89%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

1The Fund's current fiscal year began on November 1, 2022 and will end on October 31, 2023.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the June 2023 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on June 30, 2023, and payable on July 31, 2023. No action is required on your part.

Distribution Period:	July 2023
Distribution Amount Per Common Share:	$0.0825

The following table sets forth the estimated sources of the current distribution, payable July 31, 2023, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 07/1/2023-07/31/2023		11/1/2022-07/31/2023 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0202	24%	0.4074	47%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0623	76%	0.4545	53%
Total per common share	0.0825	100%	0.8619	100%

Average annual total return (in relation to NAV) for the 5 years ended on June 30, 2023				3.35%
Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2023				8.45%
Cumulative total return (in relation to NAV) for the fiscal year through June 30, 2023				-1.05%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of June
30, 2023				7.36%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

1The Fund's current fiscal year began on November 1, 2022 and will end on October 31, 2023.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the July 2023 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0825 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on August 1, 2023, and payable on August 31, 2023. No action is required on your part.

Distribution Period:	August 2023
Distribution Amount Per Common Share:	$0.0825

The following table sets forth the estimated sources of the current distribution, payable August 31, 2023, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 08/1/2023-08/31/2023		11/1/2022-08/31/2023 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0683	83%	0.4733	50%
Net Realized Short-
Term Capital Gains	0.0115	14%	0.0115	1%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0027	3%	0.4596	49%
Total per common share	0.0825	100%	0.9444	100%

Average annual total return (in relation to NAV) for the 5 years ended on July 31, 2023				3.94%
Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2023				8.22%
Cumulative total return (in relation to NAV) for the fiscal year through July 31, 2023				2.56%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of July
31, 2023				7.84%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

1The Fund's current fiscal year began on November 1, 2022 and will end on October 31, 2023.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the August 2023 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0825 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on September 1, 2023, and payable on September 29, 2023. No action is required on your part.

Distribution Period:	September 2023
Distribution Amount Per Common Share:	$0.0825

The following table sets forth the estimated sources of the current distribution, payable September 29, 2023, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 09/1/2023-09/30/2023		11/1/2022-09/30/2023 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0514	62%	0.5191	51%
Net Realized Short-
Term Capital Gains	0.0040	5%	0.0150	1%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0271	33%	0.4928	48%
Total per common share	0.0825	100%	1.0269	100%

Average annual total return (in relation to NAV) for the 5 years ended on August 31, 2023				3.03%
Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2023				8.64%
Cumulative total return (in relation to NAV) for the fiscal year through August 31, 2023				-1.67%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
August 31, 2023				8.96%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

1The Fund's current fiscal year began on November 1, 2022 and will end on October 31, 2023.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the September 2023 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0825 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on October 2, 2023, and payable on October 31, 2023. No action is required on your part.

Distribution Period:	October 2023
Distribution Amount Per Common Share:	$0.0825

The following table sets forth the estimated sources of the current distribution, payable October 31, 2023, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 10/1/2023-10/31/2023		11/1/2022-10/31/2023 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0201	24%	0.5346	48%
Net Realized Short-
Term Capital Gains	0.0049	6%	0.0282	3%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0575	70%	0.5466	49%
Total per common share	0.0825	100%	1.1094	100%

Average annual total return (in relation to NAV) for the 5 years ended on September 30, 2023				2.37%
Annualized current distribution rate expressed as a percentage of NAV as of September 30,
2023				9.08%
Cumulative total return (in relation to NAV) for the fiscal year through September 30, 2023				-5.66%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
September 30, 2023				10.18%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

1The Fund's current fiscal year began on November 1, 2022 and will end on October 31, 2023.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the October 2023 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0825 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.